EXHIBIT 10.1

                    ASSIGNMENT, BILL OF SALE, AND CONVEYANCE

     THIS ASSIGNMENT, BILL OF SALE, AND CONVEYANCE (hereinafter referred to as "Assignment") is entered into effective September 1, 2005, from ALTEX OIL CORPORATION, a Utah corporation, P.O. Box 1057, Breckenridge, Colorado
80424-1057, PROSERVE CORPORATION, a Colorado corporation, 985 Tabor St., Lakewood, CO 80401-4793, United States, and RALPH KAUFMAN 2821 NE 21st Ave., Lighthouse Point, Florida 33064 (hereinafter collectively referred to as "Assignors") to POWDER RIVER COAL COMPANY, a Delaware corporation (hereinafter referred to as "Assignee"), P.O. Box 1508, Gillette, Wyoming 82717.

     For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which Assignors hereby acknowledge, Assignors, subject to the reservation set forth below, hereby transfer, grant, bargain, sell, convey, and assign to Assignee all of Assignors' right, title, interest, and privileges, and Assignee hereby assumes all of Assignors' duties and obligations in and with respect to, the following:

1. The oil and gas leases described and limited to the lands on Exhibit "A", together with all the property and rights appurtenant or incident thereto, including, without limitation, all rights of Assignors in oil, gas, coalbed methane and associated substances, and other minerals produced or producible from or attributable to the leases or to any units, pooled areas, or communitized areas that cover or include all or any portion of the land described on Exhibit "A", and all permits, easements, rights-of-way, licenses, and orders in any way relating to the leases, and all amendments to any of the foregoing (the "Leases").
2. The wells (hereinafter referred to as "Wells") described in Exhibit "A", together with all personal property, well equipment, fixtures, equipment inventory, materials, and improvements, whether real, personal, or mixed, used by Assignors solely and exclusively in connection with the Wells or with the production, treatment, or sale of hydrocarbons and all other substances produced therefrom or attributable thereto.
3. Options, farmout agreements, exploration agreements, operating agreements, permits and approvals, sales contracts and other agreements granting to Assignors the right to earn or to acquire a right, interest, or privilege in the Leases and Wells or to manage, operate, produce and sell oil, gas and coalbed methane from such Leases or Wells (the "Agreements").

The  Leases,  Wells,  and  Agreements  are referred to herein as the "Property".

     To have and to hold the Property unto Assignee, its successors and assigns forever.

     It is the intent of Assignors to convey to Assignee Assignors' interest in the property insofar, and only insofar, as specifically described on Exhibit "A". All interests not specifically described are reserved unto Assignors in the proportions that Assignors currently own these interests.

     Assignors also hereby grant and transfer to Assignee, its successors and assigns, to the extent so transferable, the benefit of and the right to enforce the covenants, representations, and warranties, if any, which Assignors are entitled to enforce with respect to the Leases against Assignors' predecessors in title to the Leases. THIS ASSIGNMENT IS MADE WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO ANY SUCH COVENANT, REPRESENTATION OR WARRANTY, IF ANY, AND THE MERCHANTABILITY OF ANY OF THE PROPERTY, OR THEIR


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FITNESS  FOR ANY PURPOSE.  THE PROPERTY IS CONVEYED TO ASSIGNEE AS IS, WHERE IS.

     This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one assignment.

     Unless provided otherwise, all recording references in Exhibit A are to the official records of Campbell County, Wyoming.

     This Assignment shall bind and inure to the benefit of Assignors and Assignee and their respective heirs, successors and assigns.

                         ASSIGNORS
                         ALTEX  OIL  CORPORATION


                         /s/  Steven  H.  Cardin
                         Steven  H.  Cardin,  President

                         PROSERVE  CORPORATION

                         /s/  Joseph  M.  Aragon
                         Joseph  M.  Aragon,  President

                         RALPH  KAUFMAN


                         /s/  Ralph  Kaufman
                         Ralph  Kaufman

                         ASSIGNEE
                         POWDER  RIVER  COAL  COMPANY


                         /s/  Kemal  Williamson
                         Kemal  Williamson,  President


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
                                    EXHIBIT A
                                       TO
                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE

                              PROPERTY DESCRIPTION

     Attached to and made a part of that certain Assignment, Bill of Sale and Conveyance (hereinafter referred to as "Assignment") entered into effective September 1, 2005, by and between Altex Oil Corporation et al. and Powder River Coal Company.

                       Leasehold Interests to be Assigned
                       ----------------------------------

A;     Lease Name or No.:         Federal Lease WYW-30185.
       Lessor:                    United States of America acting by and through
                                  its Department of the Interior.
       Lessee:                    John Balog
       Description:               T41N, R69W, 6th P.M.
                                  --------------------
                                  Section 6:  SE 1/4(aka Lots 16, 17, 22, 23)
       Lease Date:                Effective December 1, 1971.
       County and State:          Campbell County, Wyoming.
       Recorded:                  Not recorded.
       Reservations:              None.

B.     Lease Name or No.:         Federal Lease WYW-30185
       Lessor:                    United States of America acting by and through
                                  its Department of the Interior.
       Lessee:                    John Balog
       Description:               T41N, R69W, 6th P.M.
                                  --------------------
                                  Section 7:  W 1/2
       Lease Date:                Effective December 1, 1971.
       County and State:          Campbell County, Wyoming.
       Recorded:                  Not Recorded.
       Reservations:              None.


                                      Wells
                                      -----

Well Number: Thunder Creek Federal "K" #1; SE 1/4 SE 1/4 of Section 6, T41N, R69W (completed in the Muddy formation).

All  equipment  included.

Well Number: Thunder Creek Federal "R" #1; SE 1/4 NW 1/4 of Section 7, T41N, R69W (completed in the Muddy formation).

All  equipment  included.


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Well  Number:  Thunder  Creek  Federal "R: #2; SE 1/4 SW 1/4 of Section 7, T41N,
R69W  (completed  in  the  Muddy  formation).

All  equipment  included.


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